UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024 (August 6, 2024)

ADAGIO MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42199	99-1151466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26051 Merit Circle, Suite 102 Laguna Hills, CA	92653
(Address of principal executive offices)	(Zip Code)

(949) 348-1188
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Adagio Medical Holdings, Inc., a Delaware corporation (formerly known as Aja HoldCo, Inc., the “Company”), filed on August 6, 2024 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to (A) include (1) the unaudited condensed consolidated financial statements of Adagio Medical, Inc., a Delaware corporation (“Adagio”), as of June 30, 2024 and for the six months ended June 30, 2024 and 2023, (2) Adagio’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2024 and 2023, (3) the unaudited condensed consolidated financial statements of ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ARYA”), as of June 30, 2024 and for the three and six months ended June 30, 2024 and 2023, (4) ARYA’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2024 and 2023, (5) the unaudited condensed consolidated financial statements of Aja HoldCo, Inc. as of June 30, 2024 and for the three and six months ended June 30, 2024, (6) Aja HoldCo, Inc.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2024, and (7) the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2024 and for the year ended December 31, 2023, and (B) correct the amount of the transaction costs of the Business Combination reported in the section entitled “Business Combination” under Item 2.01 of the Original Report.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Adagio and ARYA, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Business Combination

The disclosure set forth in the “Introductory Note” in the Original Report with respect to the completion of the Business Combination, the PIPE Financing and the Convertible Security Financing is incorporated by reference into this Item 2.01.

In conjunction with the consummation of the Business Combination with ARYA, we raised financing valued at approximately $84.2 million, which consisted of funds held in ARYA’s trust account, a concurrent equity and warrant private placement (including $29.5 million of bridge financing used by us prior to closing and funds from ARYA’s trust account not redeemed), and a concurrent convertible security financing (including $7 million of bridge financing used by us prior to closing), offset by approximately $13.1 million of transaction costs (including approximately $1 million for the payoff of the SVB Term Loan) relating to the closing of the Business Combination.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Included as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively, and incorporated herein by reference are the (1) the unaudited condensed consolidated financial statements of Adagio as of June 30, 2024 and for the six months ended June 30, 2024 and 2023, and the related notes thereto, (2) Adagio’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2024 and 2023, (3) the unaudited condensed consolidated financial statements of ARYA as of June 30, 2024 and for the three and six months ended June 30, 2024 and 2023, and the related notes thereto, (4) ARYA’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2024 and 2023, (5) Aja HoldCo, Inc.’s unaudited condensed consolidated financial statements of the Company as of June 30, 2024 and for the three and six months ended June 30, 2024 (6) Aja HoldCo, Inc.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2024.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2024 and for the year ended December 31, 2023 is set forth in Exhibit 99.7 and is incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Unaudited Condensed Consolidated Financial Statements of Adagio as of June 30, 2024 and for the six months ended June 30, 2024 and 2023
99.2	Adagio’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2024 and 2023
99.3	Unaudited Condensed Consolidated Financial Statements of ARYA as of June 30, 2024 and for the three and six months ended June 30, 2024 and 2023
99.4	ARYA’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2024 and 2023
99.5	Aja HoldCo, Inc.’s Unaudited Condensed Consolidated Financial Statements as of June 30, 2024 and for the Three and Six Months ended June 30, 2024
99.6	Aja HoldCo, Inc.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2024
99.7	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the six months ended June 30, 2024 and for the year ended December 31, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2024

Adagio Medical Holdings, Inc.

By:	/s/ John Dahldorf
Name:	John Dahldorf
Title:	Chief Financial Officer